UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2008

1st Financial Services Corporation

(Exact name of registrant specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

At its July 28, 2008 meeting, 1st Financial Services Corporation’s board of directors approved entry into an indemnification agreement with each of its directors and two of its officers, Kirk P. Robinson, EVP and Chief Credit Officer, and Peggy H. Denny, EVP and Chief Administrative Officer. The indemnification agreement provides that the corporation will indemnify the director or officer against expenses (including, without limitation, attorneys’ and experts’ fees, judgments, fines, and amounts paid or payable in settlement) actually and reasonably incurred in any threatened, pending, or completed lawsuit or other type of proceeding, whether civil, criminal, administrative, investigative, or otherwise, to which the director or officer was, is, or is threatened to be made a party because of his or her service as a director or officer. The indemnification limit under the agreement is the highest and most advantageous to the director or officer, as determined by the director or officer, of one or any combination of the benefits provided by 1st Financial Services Corporation’s Articles of Incorporation or Bylaws, as amended, the benefits allowable under North Carolina law, and the benefits available under any liability insurance obtained by 1st Financial Services Corporation.

However, no indemnification, reimbursement, or payment is required for any claim for which the director or officer is determined by clear and convincing evidence to have acted with deliberate intent to cause injury to 1st Financial Services Corporation or with reckless disregard for 1st Financial Services Corporation’s best interests. No indemnification, reimbursement, or payment is required under the agreement if it would constitute a prohibited indemnification payment within the meaning of Federal Deposit Insurance Corporation Rule 359.1(l)(1) [12 CFR 359.1(l)(1)]. Likewise, no indemnification, reimbursement, or payment is required for –

(a)	any claim arising out of acts or omissions for which applicable law prohibits elimination of liability,

(b)	any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 if the director or officer is required to pay any penalty, fine, settlement, or judgment,

(c)	any obligation based upon or attributable to the director or officer gaining an improper personal benefit, gain, profit, or advantage to which he or she was not entitled, or

(d)	any proceeding initiated by the director or officer without the board of directors’ consent or authorization, unless the director or officer initiates the proceeding to enforce his or her rights under the indemnification agreement.

Item 9.01(d)	Exhibits

10(xv)	Form of Indemnification Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Financial Services Corporation

Date: August 1, 2008	By:	/s/ Gregory L. Gibson
Gregory L. Gibson
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10(xv)	Form of Indemnification Agreement